Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PUSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB for the year ended October 31, 2007 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respect the financial condition and results of operations of Vitro Diagnostics, Inc.

Date: February 9, 2008	By:	/s/ James R. Musick
James R. Musick
President, Chairman, Chief Executive Officer and Principal Financial Officer Vitro Diagnostics, Inc